Changes in Accounting Policies	6 Months Ended
Jul. 31, 2018
Changes In Accounting Policies
Changes in Accounting Policies

4	Changes in accounting policies

This note explains the impact of the adoption of IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers on the group’s financial statements and also discloses the new accounting policies that have been applied from 1 February 2018, where they are different to those applied in prior periods.

(a)	Impact on the financial statements

There were no impacts on the Group’s accounting policies on adoption of IFRS 9 and IFRS 15, and no retrospective adjustments required either.

(b)	IFRS 9 Financial Instruments – Accounting policies applied from 1 February 2018

Impairment

For trade receivables, the group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognised from initial recognition of the receivables.

(c)	IFRS 15 Revenue from Contracts with Customers – Accounting policies

(i) Sale of goods - wholesale

The Group sells a range of lingerie products in the wholesale market. Sales are recognised when control of the products has transferred, being when the products are delivered to the wholesaler, the wholesaler has full discretion over the channel and price to sell the products, and there is no unfulfilled obligation that could affect the wholesaler’s acceptance of the products. Delivery occurs when the products have been shipped to the specific location, the risks of obsolescence and loss have been transferred to the wholesaler, and either the wholesaler has accepted the products in accordance with the sales contract, the acceptance provisions have lapsed, or the group has objective evidence that all criteria for acceptance have been satisfied.

The contracts with wholesalers have no specific terms on volume and price, and are not modified during the terms. Revenue from these sales is recognised based on the price specified in the contract, net of the estimated volume discounts. The estimates of discount is based on the trading terms in the contracts, and revenue is only recognised to the extent that it is highly probable that a significant reversal will not occur. A refund liability (included in trade and other payables) is recognised for expected volume payable to customers in relation to sales made until the end of the reporting period. The Group’s obligation to provide a refund for faulty products under the standard trading terms is recognised as a provision.

(ii) Sale of goods - retail/e-commerce

The group operates a chain of retail stores and e-commerce websites selling lingerie products. Revenue from the sale of goods is recognised when a group entity sells a product to the customer.

Payment of the transaction price is due immediately when the customer purchases the product. It is the group’s policy to sell its products to the end customer with a right of return within 30 days. Therefore, a refund liability (included in trade and other payables) and a right to the returned goods (included in inventory) are recognised for the products expected to be returned. Accumulated experience is used to estimate such returns at the time of sale at a portfolio level (expected value method). Because the number of products returned has been steady for years, it is highly probable that a significant reversal in the cumulative revenue recognised will not occur. The validity of this assumption and the estimated amount of returns are reassessed at each reporting date.